                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                    WELLS REAL ESTATE INVESTMENT TRUST, INC.
                    ----------------------------------------
                (Name of Registrant as Specified in its Charter)


        ----------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:
    (2)   Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)   Proposed maximum aggregate value of transaction:
    (5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:
    (2)   Form, Schedule or Registration No.:
    (3)   Filing Party:
    (4)   Date Filed:

WELLS REAL ESTATE INVESTMENT TRUST, INC.
Notice of Annual Meeting of Stockholders
To Be Held June 26, 2002


Dear Stockholder:

On Wednesday, June 26, 2002, Wells Real Estate Investment Trust, Inc. (Wells
REIT), a Maryland corporation, will hold its 2002 annual meeting of stockholders at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097. The meeting will begin at 10:00 a.m. eastern daylight time.

We are holding this meeting to:

     1. Elect nine directors to hold office for one year terms expiring in 2003;

     2. Approve an amendment to our Articles of Incorporation to increase the authorized shares;

     3. Approve certain amendments to our Articles of Incorporation to bring them into conformity with industry practice;

     4. Approve an amendment to our Articles of Incorporation to authorize the board of directors to increase the authorized shares; and

     5.   Attend to other business properly presented at the meeting.

Your board of directors has selected April 15, 2002 as the record date for determining stockholders entitled to vote at the meeting.

This proxy statement, proxy card and our 2001 annual report to stockholders are being mailed on or about May 9, 2002.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         Leo F. Wells, III
                                         Chairman

Atlanta, Georgia
April 30, 2002

================================================================================

                                 PROXY STATEMENT

                              DATED APRIL 30, 2002

                                TABLE OF CONTENTS

   QUESTIONS AND ANSWERS                                                   1

   CERTAIN INFORMATION ABOUT THE COMPANY'S MANAGEMENT                      4

   EXECUTIVE COMPENSATION                                                 10

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                         11

   STOCK OWNERSHIP                                                        12

   PROPOSALS YOU MAY VOTE ON                                              14

   STOCKHOLDER PROPOSALS                                                  18

   OTHER MATTERS                                                          18

   PROXY CARD                                                     APPENDIX A

================================================================================

                              QUESTIONS AND ANSWERS

     We are providing you with this proxy statement, which contains information about the items to be voted upon at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

--------------------------------------------------------------------------------

Q:   Why did you send me this proxy statement?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the annual stockholders meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (SEC) and which is designed to assist you in voting.

--------------------------------------------------------------------------------

Q:   What is a proxy?

A: A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, you are giving us your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are Leo F. Wells, III or Douglas P. Williams. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. In this case, they will vote FOR all of the director nominees and FOR the other proposals to be voted upon. They will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us as soon as possible if you do not plan on attending the meeting.

--------------------------------------------------------------------------------

Q:   When is the annual meeting and where will it be held?

A: The annual meeting will be held on Wednesday, June 26, 2002, at 10:00 a.m. at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097.

--------------------------------------------------------------------------------

Q:   What may I vote on?

A:   You may vote on the following proposals:

      (1)  The election of nominees to serve on the board of directors;
      (2) Amendment to our Articles of Incorporation to increase the authorized shares;
      (3) Certain amendments to our Articles of Incorporation to bring them into conformity with industry practice; and
      (4) Amendment to our Articles of Incorporation to authorize the board of directors to increase the authorized shares.

--------------------------------------------------------------------------------

Q:   How does the board of directors recommend I vote on the proposals?

A: The board of directors recommends a vote FOR each of the nominees for election as director and FOR each of the other proposals.

--------------------------------------------------------------------------------

Q:   Who is entitled to vote?

A: Anyone who owned our common stock at the close of business on April 15, 2002, the record date, is entitled to vote at the annual meeting.

--------------------------------------------------------------------------------

Q:   How do I vote?

A: You may vote your shares of common stock either in person or by proxy. Whether you plan to attend the meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted FOR the nominees for director and FOR each of the other proposals to be voted upon at the annual meeting.

--------------------------------------------------------------------------------

Q:   What if I return my proxy card and then change my mind?

A:   You have the right to revoke your proxy at any time before the meeting by:

     (1)  notifying Douglas P. Williams, our Secretary;
     (2)  attending the meeting and voting in person; or
     (3) returning another proxy card before the annual meeting date that is dated after the first proxy card.

--------------------------------------------------------------------------------

Q:   How many shares of common stock can vote?

A: As of April 15, 2002, _____________ shares of our common stock were issued and outstanding. Every stockholder is entitled to one vote for each share of common stock held.

--------------------------------------------------------------------------------

Q:   What is a "quorum"?

A: A "quorum" consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of all votes cast at the meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. For example, if 1,000,000 shares of common stock are submitted on properly executed proxy cards, all proposals will require an affirmative vote of 500,001 shares of common stock. Even if you abstain from voting on a proposal, the proposal will still require an affirmative vote of 500,001 shares of common stock.

--------------------------------------------------------------------------------

Q:   How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the annual meeting other than the election of directors and the other proposals described in this proxy statement, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to Leo F. Wells,

     III, our President, and Douglas P. Williams, our Secretary, or either of them, to vote on such matters at their discretion.

--------------------------------------------------------------------------------

Q: When are the stockholder proposals for the next annual meeting of stockholders due?

A: All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Douglas P. Williams, Secretary, Wells Real Estate Investment Trust, Inc., 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092, by January 15, 2003.

--------------------------------------------------------------------------------

Q:   Who pays the cost of this proxy solicitation?

A: We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

--------------------------------------------------------------------------------

Q:   Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, via our website, by telephone or by any other electronic means of communication we deem appropriate.

--------------------------------------------------------------------------------

                      Certain Information About Management

Information Regarding the Board of Directors and Committees

--------------------------------------------------------------------------------

     The entire board of directors of Wells Real Estate Investment Trust, Inc. (Wells REIT) considers all major decisions concerning our business, including all property acquisitions. However, the board has established an Audit Committee, a Compensation Committee and various advisory committees so that important items within the purview of these committees can be addressed in more depth than may be possible in a full board meeting.


                               The Audit Committee


General

     Our board of directors adopted a written charter for the Audit Committee (Audit Committee Charter), a copy of which was attached as Appendix A to our 2001 Proxy Statement. The Audit Committee members are John L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland. The members of the Audit Committee are all of our independent directors. During the past fiscal year, the Audit Committee held two meetings.

     The Audit Committee's primary function is to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which our management has established, our audit and financial reporting process. In performing this function, the Audit Committee shall maintain free and open communications among our board of directors, our independent accountants and our financial management. The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter.


Audit and Audit-related Fees

     The Audit Committee reviews the audit and non-audit services performed by Arthur Andersen LLP, as well as the fees charged by Arthur Andersen LLP for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Arthur Andersen LLP.

     Audit Fees. The aggregate fees billed for professional services rendered by
     ----------
Arthur Andersen LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the same fiscal year were $___________.

     Financial Information Systems Design and Implementation Fees. Arthur
     ------------------------------------------------------------
Andersen LLP did not bill us any fees for financial information systems design and implementation during the fiscal year ended December 31, 2001.

     All Other Fees. The aggregate fees billed for professional services
     --------------
rendered by Arthur Andersen LLP primarily for tax services and audited and pro forma financial statements for certain property acquisitions for the fiscal year ended December 31, 2001, were $_______________.

     The following Report of Audit Committee to Stockholders is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Wells REIT under the Securities Act of 1933 (Securities Act) or the Securities Exchange Act of 1934 (Exchange Act), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Report of the Audit Committee

     Pursuant to the Audit Committee Charter adopted by the board of directors of the Wells REIT, the Audit Committee's primary function is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established, and the audit and financial reporting process. The Audit Committee is composed of seven independent directors and met two times in fiscal year 2001. Management of the Wells REIT has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors have more available time and information than does the Audit Committee. Accordingly, the Audit Committee's role does not provide any special assurances with regard to the financial statements of the Wells REIT, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

     In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the financial reporting and controls of the Wells REIT.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee received from and discussed with the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) relating to that firm's independence from the Wells REIT. In addition, the Audit Committee considered the compatibility of non-audit services provided by the independent auditors with the auditors' independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the internal controls, and the overall quality of the financial reporting of the Wells REIT. The Audit Committee also discussed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements of the Wells REIT be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                Walter W. Sessoms (Chairman), John L. Bell,
                                Richard W. Carpenter, Bud Carter, William H.
                                Keogler, Jr., Donald S. Moss, Walter W.
                                Sessoms and Neil H. Strickland

                           The Compensation Committee

     The Compensation Committee members are John L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil
H. Strickland. The primary function of the Compensation Committee is to administer the granting of stock options to selected employees of Wells Capital, Inc., our advisor (Wells Capital), and Wells Management Company, Inc., our property manager (Wells Management), based upon recommendations from Wells Capital, and to set the terms and conditions of such options in accordance with the 2000 Employee Stock Option Plan. During the last fiscal year, the Compensation Committee did not hold any meetings and, accordingly, no employee stock options were issued during the fiscal year ended December 31, 2001.

                             The Advisory Committees

     The board of directors has established various advisory committees in which certain members of the board sit on these advisory committees to assist Wells Capital and its affiliates in the following areas which have a direct impact on the operations of the Wells REIT: asset management; new business development and marketing; personnel supervision; and budgeting.

                               Other Board Matters

     We do not have a standing Nominating Committee. To the extent necessary, this function is performed by the board of directors acting as a whole. The board of directors met 12 times during 2001, and of the nine members of the board, Richard W. Carpenter and William H. Koegler, Jr. attended fewer than 75% of the meetings.

Compensation of Directors

--------------------------------------------------------------------------------

     We pay each of our independent directors $3,000 per regularly scheduled quarterly board meeting attended, $1,000 per regularly scheduled advisory committee meeting attended and $250 per special board meeting attended whether held in person or by telephone conference. In addition, we have reserved 100,000 shares of common stock for future issuance upon the exercise of stock options granted to the independent directors pursuant to our Independent Director Stock Option Plan and 500,000 shares for future issuance upon the exercise of warrants to be granted to the independent directors pursuant to our Independent Director Warrant Plan. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. If a director also is an officer of the Wells REIT, we do not pay separate compensation for services rendered as a director.

Executive Officers and Directors

--------------------------------------------------------------------------------

     We have provided below certain information about our executive officers and nominees for election as directors.

                                                                                       Year First
                                                                                        Became a
Name                                     Position(s)                       Age          Director
----                                     -----------                       ---          --------
Leo F. Wells, III       President and Director (term expiring in 2001;      58            1998
                        nominee for a term expiring in 2002)

                                                                                            Year First
                                                                                             Became a
Name                                          Position(s)                       Age          Director
----                                          -----------                       ---          --------
Douglas P. Williams          Executive Vice President, Treasurer, Secretary      51            2000
                             and Director nominee (term expiring in 2001;
                             nominee for a term expiring in 2002)
John L. Bell                 Director (term expiring in 2001; nominee for a      61            1998
                             term expiring in 2002)
Richard W. Carpenter         Director (term expiring in 2001; nominee for a      65            1998
                             term expiring in 2002)
Bud Carter                   Director (term expiring in 2001; nominee for a      63            1998
                             term expiring in 2002)
William H. Keogler, Jr.      Director (term expiring in 2001; nominee for a      56            1998
                             term expiring in 2002)
Donald S. Moss               Director (term expiring in 2001; nominee for a      66            1998
                             term expiring in 2002)
Walter W. Sessoms            Director (term expiring in 2001; nominee for a      68            1998
                             term expiring in 2002)
Neil H. Strickland           Director (term expiring in 2001; nominee for a      66            1998
                             term expiring in 2002)

     Leo F. Wells, III is the President and a director of the Wells REIT and the President, Treasurer and sole director of Wells Capital, Inc. ("Wells Capital"), our advisor. He is also the sole shareholder and sole director of Wells Real Estate Funds, Inc., the parent corporation of Wells Capital. Mr. Wells is President of Wells & Associates, Inc., a real estate brokerage and investment company formed in 1976 and incorporated in 1978, for which he serves as principal broker. He is also the President, Treasurer and sole director of:

     .    Wells Management Company, Inc., our property manager;
     .    Wells Investment Securities, Inc., our dealer manager;
     . Wells Advisors, Inc., a company he organized in 1991 to act as a non-bank custodian for IRAs; and
     . Wells Development Corporation, a company he organized in 1997 to develop real properties.

     Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta-based real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985 he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in economics from the University of Georgia. Mr. Wells is a member of the International Association for Financial Planning (IAFP) and a registered NASD principal.

     Mr. Wells has over 28 years of experience in real estate sales, management and brokerage services. In addition to being the President and a director of the Wells REIT, he is currently a co-general partner in a total of 27 real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. As of March 31, 2002, these 27 real estate limited partnerships represented investments totaling approximately $______________ from approximately ____________ investors.

     Douglas P. Williams is the Executive Vice President, Secretary, Treasurer and a director of the Wells REIT. He is also a Senior Vice President of Wells Capital, our advisor, and is also a Vice President of:

     .    Wells Investment Securities, Inc., our dealer manager;
     .    Wells Real Estate Funds, Inc.; and
     .    Wells Advisors, Inc.

     Mr. Williams previously served as Vice President, Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, from 1996 to 1999 where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc. ("ECC"), a supplier to the paper industry and to the paint, rubber and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including Corporate Accounting Manager, U.S. Operations; Division Controller, Americas Region; and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for KPMG Peat Marwick LLP.

     Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants and is NASD licensed as a Financial and Operations Principal. Mr. Williams received a bachelor of arts degree from Dartmouth College and a Masters of Business Administration degree from the Amos Tuck School of Graduate Business Administration at Dartmouth College.

     John L. Bell was the owner and Chairman of Bell-Mann, Inc., the largest commercial flooring contractor in the Southeast from February 1971 to February 1996. Mr. Bell also served on the Board of Directors of Realty South Investors, a REIT traded on the American Stock Exchange, and was the founder and served as a director of both the Chattahoochee Bank and the Buckhead Bank. In 1997, Mr. Bell initiated and implemented a "Dealer Acquisition Plan" for Shaw Industries, Inc., a floor covering manufacturer and distributor, which plan included the acquisition of Bell-Mann.

     Mr. Bell currently serves on the Board of Directors of Electronic Commerce Systems, Inc. and the Cullasaja Club of Highlands, North Carolina. Mr. Bell is also extensively involved in buying and selling real estate both individually and in partnership with others. Mr. Bell graduated from Florida State University majoring in accounting and marketing.

     Richard W. Carpenter served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the establishment and supervision of the United Kingdom Pension Fund, U.K.-American Properties, Inc. which was established primarily for investment in commercial real estate within the United States.

     Mr. Carpenter is currently President and director of Realmark Holdings Corp., a residential and commercial real estate developer, and has served in that position since October 1983. Mr. Carpenter is also a managing partner of Carpenter Properties, L.P., a real estate limited partnership. He is also President and director of Commonwealth Oil Refining Company, Inc., a position he has held since 1984.

     Mr. Carpenter previously served as Vice Chairman of the Board of Directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B. and Chairman of the Audit Committee of First Liberty Financial Corp. He has been a member of The National Association of Real Estate Investment Trusts and served as President and Chairman of the Board of Southmark Properties, an Atlanta-based REIT investing in commercial properties. Mr. Carpenter is a past Chairman of the American Bankers Association Housing and Real Estate Finance Division Executive Committee. Mr. Carpenter holds a Bachelor of

Science degree from Florida State University, where he was named the outstanding alumnus of the School of Business in 1973.

     Bud Carter was an award-winning broadcast news director and anchorman for several radio and television stations in the Midwest for over 20 years. From 1975 to 1980, Mr. Carter served as General Manager of WTAZ-FM, a radio station in Peoria, Illinois and served as editor and publisher of The Peoria Press, a weekly business and political journal in Peoria, Illinois. From 1981 until 1989, Mr. Carter was also an owner and General Manager of Transitions, Inc., a corporate outplacement company in Atlanta, Georgia.

     Mr. Carter currently serves as Senior Vice President for The Executive Committee, a 43-year old international organization established to aid presidents and CEOs to share ideas on ways to improve the management and profitability of their respective companies. The Executive Committee operates in numerous large cities throughout the United States, Canada, Australia, France, Italy, Malaysia, Brazil, the United Kingdom and Japan. The Executive Committee has more than 7,000 presidents and CEOs who are members. In addition, Mr. Carter was the first Chairman of the organization recruited in Atlanta and still serves as Chairman of the first two groups formed in Atlanta, each comprised of 14 noncompeting CEOs and presidents. Mr. Carter is a graduate of the University of Missouri where he earned degrees in journalism and social psychology.

     William H. Keogler, Jr. was employed by Brooke Bond Foods, Inc. as a Sales Manager from June 1965 to September 1968. From July 1968 to December 1974, Mr. Keogler was employed by Kidder Peabody & Company, Inc. and Dupont, Glore, Forgan as a corporate bond salesman responsible for managing the industrial corporate bond desk and the utility bond area. From December 1974 to July 1982, Mr. Keogler was employed by Robinson-Humphrey, Inc. as the Director of Fixed Income Trading Departments responsible for all municipal bond trading and municipal research, corporate and government bond trading, unit trusts and SBA/FHA loans, as well as the oversight of the publishing of the Robinson-Humphrey Southeast Unit Trust, a quarterly newsletter. Mr. Keogler was elected to the Board of Directors of Robinson-Humphrey, Inc. in 1982. From July 1982 to October 1984, Mr. Keogler was Executive Vice President, Chief Operating Officer, Chairman of the Executive Investment Committee and member of the Board of Directors and Chairman of the MFA Advisory Board for the Financial Service Wells REIT. He was responsible for the creation of a full service trading department specializing in general securities with emphasis on municipal bonds and municipal trusts. Under his leadership, Financial Service Wells REIT grew to over 1,000 registered representatives and over 650 branch offices. In March 1985, Mr. Keogler founded Keogler, Morgan & Company, Inc., a full service brokerage firm, and Keogler Investment Advisory, Inc., in which he served as Chairman of the Board of Directors, President and Chief Executive Officer. In January 1997, both companies were sold to SunAmerica, Inc., a publicly traded New York Stock Exchange company. Mr. Keogler continued to serve as President and Chief Executive Officer of these companies until his retirement in January 1998.

     Mr. Keogler served on the Board of Trustees of Senior Citizens Services of Atlanta. He graduated from Adelphi University in New York where he earned a degree in psychology.

     Donald S. Moss was employed by Avon Products, Inc. from 1957 until his retirement in 1986. While at Avon, Mr. Moss served in a number of key positions, including Vice President and Controller from 1973 to 1976, Group Vice President of Operations-Worldwide from 1976 to 1979, Group Vice President of Sales-Worldwide from 1979 to 1980, Senior Vice President-International from 1980 to 1983 and Group Vice President-Human Resources and Administration from 1983 until his retirement in 1986. Mr. Moss was also a member of the board of directors of Avon Canada, Avon Japan, Avon Thailand, and Avon Malaysia from 1980-1983.

     Mr. Moss is currently the President and a director of The Atlanta Athletic Club. He formerly was the National Treasurer and a director of the Girls Clubs of America from 1973 to 1976. Mr. Moss graduated from the University of Illinois where he received a degree in business.

     Walter W. Sessoms was employed by Southern Bell and its successor company, BellSouth, from 1956 until his retirement in June 1997. While at BellSouth, Mr. Sessoms served in a number of key positions, including Vice President-Residence for the State of Georgia from June 1979 to July 1981, Vice President-Transitional Planning Officer from July 1981 to February 1982, Vice President-Georgia from February 1982 to June 1989, Senior Vice President-Regulatory and External Affairs from June 1989 to November 1991, and Group President-Services from December 1991 until his retirement on June 30, 1997.

     Mr. Sessoms currently serves as a director of the Georgia Chamber of Commerce for which he is a past Chairman of the Board, the Atlanta Civic Enterprises and the Salvation Army's Board of Visitors of the Southeast Region. Mr. Sessoms is also a past executive advisory council member for the University of Georgia College of Business Administration and past member of the executive committee of the Atlanta Chamber of Commerce. Mr. Sessoms is a graduate of Wofford College where he earned a degree in economics and business administration. Mr. Sessoms is currently Vice Chairman of the Wofford College Board of Trustees. He is a member of the Governor's Education Reform Commission. In addition, Mr. Sessoms is a member of the Board of Trustees of the Southern Center for International Studies and is President of the Atlanta Rotary Club.

     Neil H. Strickland was employed by Loyalty Group Insurance (which subsequently merged with America Fore Loyalty Group and is now known as The Continental Group) as an automobile insurance underwriter. From 1957 to 1961, Mr. Strickland served as Assistant Supervisor of the Casualty Large Lines Retrospective Rating Department. From 1961 to 1964, Mr. Strickland served as Branch Manager of Wolverine Insurance Company, a full service property and casualty service company, where he had full responsibility for underwriting of insurance and office administration in the State of Georgia. In 1964, Mr. Strickland and a non-active partner started Superior Insurance Service, Inc., a property and casualty wholesale general insurance agency. Mr. Strickland served as President and was responsible for the underwriting and all other operations of the agency. In 1967, Mr. Strickland sold his interest in Superior Insurance Service, Inc. and started Strickland General Agency, Inc., a property and casualty general insurance agency concentrating on commercial customers. Mr. Strickland is currently the Senior Operation Executive of Strickland General Agency, Inc. and devotes most of his time to long-term planning, policy development and senior administration.

     Mr. Strickland is a past President of the Norcross Kiwanis Club and served as both Vice President and President of the Georgia Surplus Lines Association. He also served as President and a director of the National Association of Professional Surplus Lines Offices. Mr. Strickland currently serves as a director of First Capital Bank, a community bank located in the State of Georgia. Mr. Strickland attended Georgia State University where he majored in business administration. He received his L.L.B. degree from Atlanta Law School.

                             EXECUTIVE COMPENSATION

     Our executive officers do not receive compensation directly from us for services rendered to us. Both of our officers are also officers of Wells Capital, our advisor, and its affiliates and are compensated by these entities, in part, for their services to us. Please see the discussion of the fees paid to the advisor and its affiliates contained in the "Certain Relationships and Related Transactions" section below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ownership of Advisor in Wells Operating Partnership, L.P.

     Wells Capital currently owns 20,000 limited partnership units of Wells OP, our operating partnership, for which it contributed $200,000 and which constitutes 100% of the limited partner units outstanding at this time. Wells Capital may not sell any of these units during the period it serves as our advisor. Any resale of the shares that Wells Capital acquires are subject to the provisions of Rule 144 promulgated under the Securities Act, which rule limits the number of shares that may be sold at any one time and the manner of such resale. Although Wells Capital and its affiliates are not prohibited from acquiring shares, Wells Capital has no options or warrants to acquire any shares and has no current plans to acquire shares. Wells Capital has agreed to abstain from voting any shares it hereafter acquires in any vote for the election of directors or any vote regarding the approval or termination of any contract with Wells Capital or any of its affiliates.

Compensation to Advisor and its Affiliates

     Our executive officers, Leo F. Wells, III and Douglas P. Williams, are also executive officers of Wells Capital, our advisor, which is a wholly owned subsidiary of Wells Real Estate Funds, Inc. Mr. Wells is the sole director of Wells Capital and the sole shareholder and the sole director of Wells Real Estate Funds, Inc. In addition, Mr. Wells is an executive officer and the sole director of Wells Investment Securities, Inc., the dealer manager of our offering of shares of common stock, and Wells Management Company, Inc., our property manager, both of which are also wholly owned subsidiaries of Wells Real Estate Funds, Inc.

     Administration of our day-to-day operations is provided by Wells Capital pursuant to the terms of an advisory agreement. Wells Capital also serves as our consultant in connection with policy decisions to be made by our board of directors and renders such other services as the board of directors deems appropriate. Wells Capital also bears the expense of providing executive personnel and office space to us. Wells Capital is at all times subject to the supervision of our board of directors and only has such authority as we may delegate to it as our agent.

     Wells Capital is entitled to receive acquisition and advisory fees equal to 3.0% of gross offering proceeds for services in identifying the properties and structuring the terms of the acquisition and leasing of the properties, as well as the terms of any mortgage loans. In addition, Wells Capital is entitled to reimbursement of acquisition expenses equal to 0.5% of gross offering proceeds. For the year ended December 31, 2001, we paid $18,143,307 in acquisition and advisory fees and acquisition expenses to Wells Capital.

     Wells Capital also is entitled to reimbursement of up to 3.0% of gross offering proceeds for organization and offering expenses, including legal, accounting, printing and other accountable offering expenses. For the year ended December 31, 2001, we paid $9,141,691 to Wells Capital as reimbursement for organization and offering expenses expended by Wells Capital on our behalf.

     We also reimburse Wells Capital for certain administrative and operating expenses relating to administration of our business on an on-going basis. Pursuant to the advisory agreement, we may not make reimbursements for administrative and operating expenses in excess of the greater of 2.0% of our average invested assets or 25.0% of our net income for such year. For the year ended December 31, 2001, we made administrative and operating expense reimbursements to Wells Capital totaling $281,143. We believe that all amounts paid to our affiliates are fair and reasonable and are comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

     Wells Investment Securities, Inc. is entitled to receive selling commissions amounting to 7.0% of gross offering proceeds for services in connection with the offering of shares, a substantial portion of which has been or will be paid as commissions to other broker-dealers participating in the offering of our shares. In addition, Wells Investment Securities, Inc. is entitled to receive a dealer manager fee for expenses incurred in connection with marketing our shares, sponsoring educational conferences and paying the employment costs of the dealer manager's wholesalers equal to 2.5% of gross offering proceeds, a portion of which may be reallowed to participating broker-dealers. For the year ended December 31, 2001, we paid to Wells Investment Securities, Inc. approximately $49,140,497 in selling commissions and dealer manager fees, of which amount approximately $42,025,842 was reallowed by Wells Investment Securities, Inc. to other participating broker-dealers.

     We pay Wells Management property management and leasing fees not exceeding the lesser of: (A) 4.5% of gross revenues, or (B) 0.6% of the net asset value of the properties (excluding vacant properties) owned by the Wells REIT, calculated on an annual basis. For purposes of this calculation, net asset value is defined as the excess of (1) the aggregate of the fair market value of all properties owned by the Wells REIT (excluding vacant properties), over (2) the aggregate outstanding debt of the Wells REIT (excluding debts having maturities of one year or less). In addition, we may pay Wells Management a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm's length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area (customarily equal to the first month's rent). For the year ended December 31, 2001, we paid $2,468,294 in property management and leasing fees to Wells Management.

                                 STOCK OWNERSHIP

     The following table shows, as of April 15, 2002, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

--------------------------------------------------------------------------------
                                                    Shares Beneficially Owned
--------------------------------------------------------------------------------
                                                  Shares              Percentage
--------------------------------------------------------------------------------
Name and Address of Beneficial Owner
--------------------------------------------------------------------------------
Leo F. Wells, III                                  698                    *
6200 The Corners Parkway, Suite 250
Norcross, GA 30092
--------------------------------------------------------------------------------
Douglas P. Williams                                N/A                  N/A
6200 The Corners Parkway, Suite 250
Norcross, GA 30092
--------------------------------------------------------------------------------
John L. Bell (1)                                 1,500                    *
800 Mt. Vernon Highway, Suite 230
Atlanta, GA 30328
--------------------------------------------------------------------------------
Richard W. Carpenter (1)                         1,500                    *
Realmark Holdings Wells REIT
P.O. Box 421669 (30342)
5570 Glenridge Drive
Atlanta, GA 30342
--------------------------------------------------------------------------------
Bud Carter (1)                                   6,873                    *
The Executive Committee
100 Mount Shasta Lane
Alpharetta, GA 30022-5440
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares Beneficially Owned
--------------------------------------------------------------------------------
                                                  Shares              Percentage
--------------------------------------------------------------------------------
William H. Keogler, Jr. (1)                        1,500                  *
469 Atlanta Country Club Drive
Marietta, GA 30067
--------------------------------------------------------------------------------
Donald S. Moss (1)                                79,217                  *
114 Summerour Vale
Duluth, GA 30097
--------------------------------------------------------------------------------
Walter W. Sessoms (1)                             38,743                  *
5995 River Chase Circle NW
Atlanta, GA 30328
--------------------------------------------------------------------------------
Neil H. Strickland (1)                             1,785                  *
Strickland General Agency, Inc.
3109 Crossing Park
P.O. Box 129
Norcross, GA 30091
--------------------------------------------------------------------------------
All officers and directors as a group (2)        131,816                  *
--------------------------------------------------------------------------------

*    Less than 1% of the outstanding common stock.

(1) Includes options to purchase up to 1,500 shares of common stock, which are exercisable within 60 days of April 15, 2002.

(2) Includes options to purchase an aggregate of up to 10,500 shares of common stock, which are exercisable within 60 days of April 15, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

--------------------------------------------------------------------------------


       Under U.S. securities laws, directors, certain executive officers and certain persons holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports, and we are required to identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the required reports on a timely basis in 2001.

                            PROPOSALS YOU MAY VOTE ON

Proposal 1.     Election of directors

--------------------------------------------------------------------------------

     At the annual meeting, you and the other stockholders will elect all nine members of our board of directors. Those persons elected will serve as directors until the 2003 annual meeting or until they are otherwise removed from the board. The board of directors has nominated the following people for re-election as directors:

     . Leo F. Wells, III
     . Douglas P. Williams
     . John L. Bell
     . Richard W. Carpenter
     . Bud Carter
     . William H. Keogler, Jr.
     . Donald S. Moss
     . Walter W. Sessoms
     . Neil H. Strickland

     Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 7 through 10.

     If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares FOR the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

--------------------------------------------------------------------------------

     Each of the nine nominees for re-election as a director will be elected at the annual meeting by a plurality of all the votes cast at the meeting, meaning that the nine nominees for director who receive the most votes will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the re-election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum for the annual meeting. In an uncontested election for directors, the plurality requirement is not a factor. Your board of directors unanimously recommends a vote FOR each of the nominees for re-election as director.

Introduction to Proposals 2, 3 and 4 to Amend our Articles of Incorporation

--------------------------------------------------------------------------------

     On March 6, 2002, the board of directors adopted resolutions approving the following proposals, subject to the approval of the stockholders. Each of Proposals 2, 3 and 4 is independent of the other two Proposals to amend our Articles of Incorporation. The stockholders may approve any of Proposals 2, 3 or 4 without approving the others.

Proposal 2. Amendment to our Articles of Incorporation to increase the authorized shares

--------------------------------------------------------------------------------

     Our Articles of Incorporation currently authorize the issuance of 500,000,000 shares of capital stock, consisting of 350,000,000 shares of common stock, 50,000,000 shares of preferred stock and 100,000,000 shares-in-trust. As of April 15, 2002, no shares of preferred stock and no shares-in-trust had been issued.

     We commenced our initial public offering of common stock on January 30, 1998 and terminated it on December 19, 1999. We sold 13,218,192 shares in our initial public offering. We commenced our second offering of common stock on December 20, 1999 and terminated it on December 19, 2000. We sold 17,522,919 shares in our second public offering. We commenced our third offering of common stock on December 20, 2000. As of April 15, 2002, we had sold ___________ shares in the third offering, and we currently anticipate selling all or the vast majority of the remaining _______________ shares of common stock registered in the third offering prior to the expiration of the third offering on December 19, 2002. Accordingly, assuming that we do sell the remaining shares registered in the third offering, we will have sold an aggregate of approximately 165,000,000 shares of our common stock, and we would, therefore, have approximately 185,000,000 shares of common stock authorized for future issuances. Since we are currently considering the registration of our fourth offering in an amount well in excess of our remaining 185,000,000 shares, it is recommended that we increase our authorized shares of common stock from 350,000,000 to 750,000,000.

     Therefore, the board of directors has unanimously approved, and recommends that the stockholders also approve, the proposed amendment to our Articles of Incorporation to increase the authorized shares, which will delete Section 7.1 of our Articles of Incorporation and replace it in its entirety to read as follows:

               "SECTION 7.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Company is authorized to issue is one billion (1,000,000,000), consisting of seven hundred fifty million (750,000,000) Common Shares (as defined in Section 7.2 hereof), one hundred million (100,000,000) Preferred Shares (as defined in Section
         7.3 hereof) and one hundred fifty million (150,000,000) Shares-in-Trust (as defined in Section 7.8 hereof). All shares of capital stock shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine, or, if issued as a result of a share dividend or share split, without any consideration. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 7.2(ii) or Section 7.3, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the number of aggregate shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 7.1."

Vote Required; Recommendation

--------------------------------------------------------------------------------

     The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 3. Certain amendments to our Articles of Incorporation to bring them into conformity with industry practice

--------------------------------------------------------------------------------

     A vote FOR Proposal 3 is a vote for each of the amendments described below, and a vote AGAINST Proposal 3 is a vote against each of the amendments described below.

Amendment to delete limitation on making or investing in mortgage loans

     Our Articles of Incorporation currently prevent us from investing in mortgage loans or debt as an asset or receivable on our books, except under very limited circumstances. Such a limitation is rare for a REIT as REITs typically contemplate investing in mortgage debt as an overall part of their investment strategy. While we do not expect to acquire mortgage debt exclusively in connection with any particular acquisition of a property without a corresponding equity investment in such property, management desires to have the greatest flexibility possible in our ability to make real estate investments and to stay competitive with other similarly situated REITs.

     Section 5.4(iii) of our Articles of Incorporation currently contains the following limitation:

                "(iii) The Company will not make or invest in mortgage loans (except in connection with the sale or other disposition of a Property)."

     We believe that Section 5.4(iii) of our Articles of Incorporation is an unnecessary and burdensome restriction on the investment activities of the Wells REIT and is inconsistent with Sections 5.4(iv), (v), (vi) and (viii) of our Articles of Incorporation, which contain specific limitations on the manner in which the Wells REIT may invest in or make such mortgage loans that have no applicability to a mortgage loan being made "in connection with the sale or disposition of a Property." It is our belief that this provision was originally placed in our Articles of Incorporation under the mistaken belief that it was required under the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. (NASAA Guidelines). A similar limitation is required under the NASAA Guidelines applicable to public limited partnerships; however, there is no such limitation contained in the NASAA Guidelines for REITs and, to our knowledge, no other similarly situated REIT has this restriction in its charter.

     Although the Wells REIT has yet to invest in or make any mortgage loans in connection with an acquisition of a property, management believes that, in order to stay competitive with other REITs, it is important to have the flexibility to invest in or make mortgage loans, subject to the other restrictions contained in the Articles of Incorporation, without being hampered by this unnecessary and burdensome restriction. Therefore, the board of directors has unanimously approved, and recommends that the stockholders also approve, the proposed amendment to our Articles of Incorporation to delete in its entirety paragraph
(iii) of Section 5.4 of our Articles of Incorporation.

Amendment to clarify the limitation on the issuance of redeemable securities

     Our Articles of Incorporation currently contains a limitation on our share redemption program that is tied to the terms of the Prospectus for our initial public offering. Section 5.4(x) of our Articles of Incorporation currently provides in relevant part as follows:

                "The Company shall not issue (A) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to that certain redemption plan adopted or to be adopted by the Board of Directors on terms outlined in the section relating to Common Shares entitled "Share Repurchase Program" in the Company's Prospectus relating to the Initial Public Offering)..."

     This provision is intended to set forth an exception to the general rule that the Wells REIT may not issue redeemable equity securities for share redemption programs duly approved and adopted by our board of directors. The language above only contemplated our initial public offering which commenced in January, 1998 and does not reflect the fact that the Wells REIT has conducted subsequent public offerings containing terms of our share redemption program that are different from those described in the Prospectus for the initial public offering. Management desires to obtain your approval to amend this provision to provide maximum flexibility for our board of directors to adopt and modify our share redemption programs, subject to such terms and limitations as the board deems appropriate.

     Therefore, the board of directors has unanimously approved, and recommends that the stockholders also approve, the proposed amendment to our Articles of Incorporation to delete subparagraph (A) of Section 5.4(x) of our Articles of Incorporation and replace it in its entirety to read as follows:

         "The Company shall not issue (A) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to a share redemption program approved and adopted by the Board of Directors and described in the Company's Prospectus, subject to such terms and limitations of the applicable share redemption program as the Board of Directors in its discretion deems appropriate)..."

Vote Required; Recommendation

--------------------------------------------------------------------------------

     The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

Proposal 4. Amendment to our Articles of Incorporation to authorize the board of directors to increase the authorized shares

--------------------------------------------------------------------------------

     Section 2-105(a)(12) of the Maryland General Corporation Law (MGCL) permits a corporation to provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the stockholders, may amend the charter to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class that the corporation has authority to issue.

     In order to provide the Wells REIT with greater flexibility to issue shares of its capital stock in the future, the board of directors has unanimously approved, and recommends that the stockholders also approve, the proposed amendment to our Articles of Incorporation to allow the board of directors without action by the stockholders to increase the authorized shares, which amendment will add a paragraph at the end of Section 7.1 of our Articles of Incorporation as follows:

         "To the extent permitted by the MGCL, the Board of Directors, without any action by the stockholders of the Company, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue."

Vote Required; Recommendation

--------------------------------------------------------------------------------

     The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

                              STOCKHOLDER PROPOSALS

     Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2002 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Articles of Incorporation and Bylaws. To be eligible for inclusion, stockholder proposals must be received by Douglas P. Williams, our Secretary, no later than January 15, 2003.

                                  OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                   APPENDIX A


                                      PROXY
                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 26, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder hereby appoints Leo F. Wells, III or Douglas P. Williams, or either of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of WELLS REAL ESTATE INVESTMENT TRUST, INC. to be held on June 26, 2002, and at any adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees in proposal 1 and FOR proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

                           (Continued on Reverse Side)

                           (Continued From Other Side)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
    FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS
                       DESCRIBED IN THE PROXY STATEMENT.

1.       Election of directors.

         [_]      FOR all nominees listed below

         [_]      WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:    Leo F. Wells, III; Douglas P. Williams; John L. Bell;
                      Richard W. Carpenter; Bud Carter; William H. Keogler, Jr.;
                      Donald S. Moss; Walter W. Sessoms; and Neil H. Strickland.

         Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:
         _______________________________________________________________________

2. Amendment to our Articles of Incorporation to increase the authorized shares.

         [_]  FOR          [_]  AGAINST          [_]  ABSTAIN
         _______________________________________________________________________

3. Certain amendments to our Articles of Incorporation to bring them into conformity with industry practice.

         [_]  FOR          [_]  AGAINST          [_]  ABSTAIN
         _______________________________________________________________________

4. Amendment to our Articles of Incorporation to authorize the board of directors to increase the authorized shares.

         [_]  FOR          [_]  AGAINST          [_]  ABSTAIN
         _______________________________________________________________________


Date:______________________                 _______________________________
                                            Signature

Date:______________________                 _______________________________
                                            Signature

                                [Insert ID Label]

Please sign exactly as name appears on this proxy. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.